UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

VERONA PHARMA PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Corporate Update July 9, 2025 Nasdaq: VRNA | www.veronapharma.com

Merck reaches a definitive agreement to acquire Verona ~$10B / $107 per ADS 2

What does the timeline for this look like? 3 July 9 th Announcement of Acquisition In the 4 th Quarter of 2025 What happens between announcing the acquisition and closing? • Business as usual for Verona • Hart - Scott - Rodino Antitrust Improvements Act Approval • Approval by Verona Pharma Shareholders • Sanction by the High Court of Justice of England and Wales • Satisfaction of other customary conditions

What does this mean for you? 4 Business As Usual - We operate as Verona until the deal closes - Stay focused on your responsibilities What is our commitment to you? Clear & timely communication

Additional Information and Where to Find It 5 In connection with the proposed transaction between Verona Pharma and Merck, Verona Pharma will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Verona Pharma may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Verona Pharma are urged to read the proxy statement (which will include an explanatory statement in respect of the Scheme of Arrangement of Verona Pharma, in accordance with the requirements of the U.K. Companies Act 2006) and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Verona Pharma’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Verona Pharma or Merck with the SEC, free of charge on EDGAR at www.sec.gov , on the investor relations page of Verona Pharma’s website at www.veronapharma.com/investors , by contacting Verona Pharma’s investor relations department at IR@veronapharma.com , or on Merck’s website at www.merck.com .

Participants in the Solicitation 6 Verona Pharma, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Verona Pharma in connection with the proposed transaction. Information about Verona Pharma’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). You may also find additional information about Verona Pharma’s directors and executive officers in Verona Pharma’s proxy statement for its 2025 Annual General Meeting filed on March 18, 2025 and Verona Pharma’s other filings with the SEC available at the SEC’s Internet site ( www.sec.gov ), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 9, 2025 and Merck’s other filings with the SEC available at the SEC’s Internet site ( www.sec.gov ), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Verona Pharma shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Verona Pharma directors and executive officers in the proposed transaction, which may be different than those of Verona Pharma shareholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward Looking Statements 7 This presentation includes “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Sec urities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Verona Pharma, and readers are cautioned not to pla ce undue reliance on such statements. Such forward - looking statements include, but are not limited to, the ability of Merck and Verona Pharma to comp lete the transactions contemplated by the transaction agreement, including statements about the transaction contemplated thereby, stat eme nts about the expected timetable for completing the transaction, Verona Pharma’s beliefs and expectations and statements about the benefits so ught to be achieved in the proposed acquisition, the potential effects of the acquisition on Verona Pharma, as well as the expected bene fit s and success of Verona Pharma’s products and product candidates. These statements are based upon the current beliefs and expectations of Vero na Pharma’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the clos ing of the proposed transaction will be satisfied on the expected timetable or at all, or that any pipeline candidates will receive the necessary re gulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties mate ria lize, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk th at competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction c ont ained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the approval of th e p roposed transaction by Verona Pharma shareholders and the failure to obtain the sanction of the High Court of Justice of England and Wales); the eff ects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transa cti ons on Verona Pharma’s business; the risk that shareholder litigation in connection with the transaction may result in significant c ost s of defense, indemnification and liability; Verona Pharma’s dependence on the successful commercialization of Ohtuvayre and the uncertain mar ket acceptance of Ohtuvayre as a treatment for COPD; and risks related to pharmaceutical product development, including Verona Pharma’s ongo ing development of ensifentrine and any other product candidates and combinations, and the uncertainty of clinical success. Verona Pharma undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from tho se described in the forward - looking statements can be found in Verona Pharma’s Annual Report on Form 10 - K for the year ended December 31, 2024 and V erona Pharma’s other filings with the SEC.